Exhibit 99.1
Upland Software Acquires Second Street

January 20, 2021, 09:04 AM Eastern Standard Time
AUSTIN, Texas--(BUSINESS WIRE)— Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based tools for digital transformation, has acquired Second Street Media, Inc., a leading audience engagement cloud software platform. Adding Second Street to Upland’s product portfolio will provide Upland’s customers the power to build promotions and email campaigns that grow revenue, customer databases, and consumer engagement.

“Our customers need to deliver content experiences consumers enjoy interacting with and benefit from,” said Jack McDonald, chairman and CEO of Upland. “Contests and interactive content are a proven and effective way to engage, attract, and retain consumers, and Second Street delivers this at scale. Matt and the team have developed strong products, have a complementary customer base, and we’re excited to welcome Second Street and their customers to Upland.”

With Second Street, businesses can quickly create powerful cross-channel, opt-in customer experiences with a catalog of 700 template and customizable sweepstakes, contests, brackets, quizzes, and more. The results are better engagement, revenue growth, and smart audience development to improve conversion and provide rich segmentation for future campaigns. Upland will integrate Second Street into its Customer Experience Management product suite, which includes email and mobile messaging solutions.

“Like Upland, Second Street is driven by delivering value for our customers. We take great pride in the success we have built and are excited to become part of a company with the strategy and resources to expand the value our customers get from audience engagement. Joining Upland is a great opportunity for Second Street and our customers,” said Matt Coen, co-founder and president of Second Street.

Business Outlook
The purchase price paid for Second Street was $25.4 million in cash at closing (net of cash acquired), paid out of cash on hand, and a $5.0 million cash holdback payable in 12 months (subject to indemnification claims). The foregoing excludes any potential future earn-out payments tied to additional performance based goals. Upland expects the acquisition to generate annual revenue of approximately $9.4 million, of which all is recurring, and will not be subject to reductions for deferred revenue discount as a result of GAAP purchase accounting. The price paid for the acquisition is within Upland’s target range of 5-8x pro forma Adjusted EBITDA and it is expected that Second Street will generate at least $4.2 million in Adjusted EBITDA annually once fully integrated. The acquisition will be immediately accretive to Upland’s Adjusted EBITDA per share.
About Upland Software
Upland Software (Nasdaq: UPLD) is a leader in cloud-based tools for digital transformation. The Upland Cloud enables thousands of organizations to engage with customers on key digital channels, optimize sales team performance, manage projects and IT costs, and automate critical document workflows. The Upland Cloud is backed by a 100% customer success commitment

Exhibit 99.1
and the UplandOne platform, which puts customers at the center of everything we do. To learn more, visit www.uplandsoftware.com.

About Second Street
Founded in 2007, Second Street is an audience engagement platform used by over 500 companies. Second Street gives users the power to build contests, interactive content, and emails to grow revenue, database, and engagement. To learn more, visit www.secondstreet.com.

The Cosine Group acted as exclusive financial advisor to Second Street.

Notes & Forward-looking Statements
Annualized revenues exclude the impact of deferred revenue discount associated with GAAP purchase accounting. This release contains forward-looking statements, which are subject to substantial risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as “target,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our financial performance and our ability to achieve, sustain or increase profitability or predict financial results; our ability to attract and retain customers; our ability to deliver high-quality customer service; lack of demand growth for enterprise work management applications; our ability to effectively manage our growth; our ability to consummate and integrate acquisitions and mergers; our ability to maintain our senior management and key personnel; our ability to maintain and expand our direct sales organization; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; fluctuations in currency exchange rates; the operation and reliability of our third-party data centers and other service providers; and factors that could affect our business and financial results identified in Upland’s filings with the Securities and Exchange Commission (the “SEC”), including Upland’s most recent annual report on Form 10-K filed with the SEC. Additional information will also be set forth in Upland’s future quarterly reports on Forms 10-Q, annual reports on Form 10-K, and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland’s views as of the date of this press release and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use non-GAAP financial measures including Adjusted EBITDA.
We use non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that non-GAAP

Exhibit 99.1
financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. Non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity as well as comparisons to our competitors’ operating results. We believe non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making, and they are used by our institutional investors and the analyst community to help them analyze the health of our business.
Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.
For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, please see Upland’s earnings press releases filed on Forms 8-K with the SEC and on the Investor Relations section of Upland’s website at investor.uplandsoftware.com. We are unable to reconcile any forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.
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Media Contact:

Kendell Kelton
678.575.7428
media@uplandsoftware.com